Exhibit 99.1
N E W S R E L E A S E

MEDIA CONTACT
Amy Baker
VP, Corporate Communications and Marketing
MVB Bank
abaker@mvbbanking.com
(844) 682-2265

INVESTOR RELATIONS
Marcie Lipscomb
mlipscomb@mvbbanking.com
(844) 682-2265

MVB Financial Corp. Declares Second Quarter 2024 Dividend

(FAIRMONT, W.Va.) May 22, 2024 – MVB Financial Corp. (NASDAQ: MVBF) (“MVB Financial,” “MVB,” or the “Company”) has declared a quarterly cash dividend of $0.17 per share, maintaining the dividend declared in the previous quarter for shareholders of record as of June 1, 2024, payable on June 15, 2024. This is the second quarterly dividend for 2024.

“Amidst volatile market conditions in the first quarter of 2024, MVB made progress on several key initiatives. Most notably, we further solidified foundational measures of safety and soundness. Our balance sheet liquidity position and the quality of our funding mix improved; asset quality indicators were stable; commercial real estate concentrations remained well within regulatory guidelines; and measures of capital strength were maintained. We also remained proactive in investing at a higher-than-normal pace to contend with changing regulatory requirements following the industry events of early 2023. These higher costs, alongside other cyclical and seasonal challenges, weighed on our earnings for the first quarter,” said Larry F. Mazza, Chief Executive Officer, MVB.

“At the same time, initiatives to drive revenue growth are bearing fruit. Through these challenging times for the banking sector, I’m pleased to continue to add value for our shareholders and encouraged by the adaptability of Team MVB and the resilience of our business model.”

About MVB Financial Corp.
MVB Financial Corp., the holding company of MVB Bank, Inc., is publicly traded on The Nasdaq Capital Market® under the ticker “MVBF.” Nasdaq is a leading global provider of trading, clearing,

exchange technology, listing, information and public company services. Through its subsidiary, MVB Bank, Inc., and the Bank's subsidiaries, the Company provides banking services to Fintech clients throughout the United States. For more information about MVB, please visit http://ir.mvbbanking.com.

Forward-looking Statements
MVB Financial has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this press release that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and are subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,” “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, and credit risk; changes in market interest rates; impacts related to or resulting from recent bank failures and volatility; inability to achieve anticipated synergies and successfully integrate recent mergers and acquisitions; inability to successfully execute business plans, including strategies related to investments in Fintech companies; competition; the pace of recovery following the continued effects of the COVID-19 pandemic and its impact on the Company’s business and financial condition; changes in economic, business, and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as its other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any obligation to update, revise, or correct any forward-looking statements.
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